Exhibit 99.1 Opinion of Brown & Wood LLP


                                 August 11, 1999



ACE Securities Corp.
6525 Morrison Boulevard, Suite 318
Charlotte, North Carolina  28211

         Re:    ACE Securities Corp. Registration Statement
                on Form S-3 (File No. 333-56213)
                -------------------------------------------

Ladies and Gentlemen:

         We have acted as counsel for ACE Securities Corp., a Delaware corporation (the "Company"), in connection with the offering of ACE Securities Corp. Home Loan Trust 1999-A Asset Backed Securities, Class A Notes (the "Notes"). The Securities have been registered pursuant to the Securities Act of 1933, as amended (the "Act"), by means of a Registration Statement of the Company on Form S-3 (File No. 333-56213), which was declared effective by the Securities and Exchange Commission on October 13, 1998 (the "Registration Statement"). The Notes will be offered pursuant to a prospectus, dated July 26, 1999, as supplemented by a prospectus supplement dated August 6, 1999 (collectively, the "Prospectus"), which will be filed with the Commission pursuant to Rule 424 under the Securities Exchange Act of 1934, as amended. As set forth in the Registration Statement, the Notes will be issued under and pursuant to the conditions of an indenture dated as of August 1, 1999 (the "Indenture") between ACE Securities Corp. Home Loan Trust 1999-A, as issuer (the "Issuer") and First Union National Bank, as indenture trustee (the "Indenture Trustee"), a sale and servicing agreement dated as of August 1, 1999 (the "Sale and Servicing Agreement") among the Issuer, the Company, GMAC Mortgage Corporation, as servicer (the "Servicer") and the Indenture Trustee, and a trust agreement dated as of August 1, 1999 (the "Trust Agreement") between the Company and Wilmington Trust Company, as owner trustee (the "Owner Trustee").

         Capitalized terms used but not defined herein have the meanings assigned to them in the Indenture or the Sale and Servicing Agreement, as applicable.

         We have examined copies of the Company's Certificate of Incorporation, the Company's By-laws, the Indenture, the Sale and Servicing Agreement, the Trust Agreement, the Notes and such other records, documents and statutes as we have deemed necessary for purposes of this opinion.

         Based upon the foregoing, we are of the opinion that:

              (1) The Sale and Servicing Agreement has been duly and validly authorized by all necessary action on the part of the Company, and when the Agreement has been duly executed and delivered by the Company, the Servicer, the Issuer and the Indenture Trustee, the Sale and Servicing Agreement will constitute a legal, valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency or other laws relating to or affecting creditors' rights generally or by general equity principles;

             (2) The Trust Agreement has been duly and validly authorized by all necessary action on the part of the Company, and when the Agreement has been duly executed and delivered by the Company and the Owner Issuer, the Trust Agreement will constitute a legal, valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency or other laws relating to or affecting creditors' rights generally or by general equity principles;

             (3) The Notes have been duly authorized by all necessary action on the part of the Company, and when the Notes have been duly executed and authenticated by the Indenture Trustee in accordance with the terms of the Indenture and issued and delivered against payment therefor as described in the Registration Statement, the Notes will be legally and validly issued, fully paid and nonassessable, and the holders thereof will be entitled to the benefits of the Indenture;

             (4)   The  statements  under  the  caption   "Material   Federal
         Income Tax Considerations" in the Prospectus, insofar as such statements constitute conclusions of law, are true and correct in all material respects as set forth therein; and

             (5) For federal income tax purposes (i) the Trust will not be a business entity classified as a corporation, a publicly traded partnership or a taxable mortgage pool treated as a corporation, but will be a grantor trust in which the Residual Certificate will represent the sole ownership interest, and (ii) the Notes will be classified as debt.

         In rendering the foregoing opinions, we express no opinion as to the laws of any jurisdiction other than the laws of the State of New York (excluding choice of law principles therein) and the federal laws of the United States of America.

         We hereby consent to the filing of this letter and to the references to this firm under the headings "Legal Matters" and " Material Federal Income Tax Consequences" in the Prospectus, without implying or admitting that we are "experts" within the meaning of the Act or the rules and regulations of the Securities and Exchange Commission issued thereunder, with respect to any part of the Prospectus.

                                   Very truly yours,


                                  /s/ Brown & Wood LLP